UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 29, 2024
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2024, FinWise Bancorp (the “Company”) appointed Natasha L. Clayton as Chief Operating Officer and Executive Vice President of FinWise Bank, a wholly owned subsidiary of the Company (the “Bank”). Ms. Clayton, age 42, most recently served as the Bank’s Interim Chief Operating Officer and Senior Vice President, a position she held since January 2024. Prior to serving as the Bank’s Interim Chief Operating Officer and Senior Vice President, Ms. Clayton served as the Bank’s Vice President of Operations from July 2023 to January 2024 and Vice President, Director of Change Management from May 2022 to July 2023. Prior to joining the Bank, she served in various roles at EnerBank USA and its successor, Regions Bank, including as Vice President, Organizational Change Manager from January 2018 to May 2022.

In her role as the Bank’s Chief Operating Officer and Executive Vice President, Ms. Clayton will receive an annual base salary of $320,000. She will also be eligible to participate in the Company’s equity incentive and cash bonus programs, as and if established by the Board of Directors of the Company or its Compensation Committee.

There are no arrangements or understandings between Ms. Clayton and any person other than the Company pursuant to which she was appointed as the Bank’s Chief Operating Officer and Executive Vice President. There is no family relationship between Ms. Clayton and any director or executive officer of the Company. Ms. Clayton has no direct or indirect material interest in any transactions with related persons required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.     Description
104        Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 1, 2024	FINWISE BANCORP

/s/ Michael O'Brien
Name: Michael O'Brien
Title: Corporate Secretary and Executive Vice President